SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                        PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                DATE OF EARLIEST REPORTED EVENT - June 21, 2004



                               CHISTE CORPORATION
             (Exact name of Registrant as specified in its charter)


              Nevada                    000-032065              86-0965692
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
         incorporation)                File Number)       Identification Number)



                       936A Beachland Boulevard, Suite 13
                           Vero Beach, Florida 32963
                    (Address of principal executive offices)



                                 (772) 231-7544
              (Registrant's telephone number, including area code)



                                 (772) 231-5947
                (Issuer's facsimile number, including area code)

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. The Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

ITEM 1.

CHANGES IN CONTROL OF REGISTRANT

      Not Applicable

ITEM 2.

ACQUISITION OR DISPOSITION OF ASSETS.

      Not Applicable

ITEM 3.

BANKRUPTCY OR RECEIVERSHIP.

       Not Applicable

ITEM 4.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

       Not Applicable

ITEM 5.

OTHER EVENTS AND REGULATION FD DISCLOSURE.

      On June 21, 2004 the Board of Directors extended the expiration date of the Corporation's Series A, B, C, D, E and F common stock purchase warrants from June 30, 2004 until June 30, 2005.

ITEM 6.

RESIGNATIONS OF REGISTRANT'S DIRECTORS.

       Not Applicable

ITEM 7.

FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of business acquired.

       Not Applicable

(b) Pro forma financial information.

       Not Applicable

(c) Exhibits.

       Not Applicable

ITEM 8.

CHANGE IN FISCAL YEAR.

       Not Applicable

ITEM 9.

REGULATION FD DISCLOSURE.

       Not Applicable

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, Chiste Corporation has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Chiste Corporation.
June 24, 2004

By: /s/ Kevin R. Keating
   ----------------------------------------------
    Kevin R. Keating, President and Sole Director